UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026

XEROX HOLDINGS CORPORATION
XEROX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Merritt 7
Norwalk, Connecticut 06851-1056
(Address of Principal Executive Offices)
(203)
849-5216
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	XRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On January 28, 2026, Xerox Holdings Corporation (the “Company”) issued a press release announcing that the Board of Directors of the Company declared a warrant dividend distribution (the “Warrant Distribution”) to the record holders of the Company’s common stock, par value $1.00 per share (the “Common Stock”), in the form of warrants to purchase Common Stock (the “Warrants”). The Warrants will be distributed on or about February 11, 2026 to the record holders of Common Stock as of the close of business on February 9, 2026 (the “Record Date”). In lieu of an adjustment to the conversion rate, each holder of the Company’s 3.75% Convertible Senior Notes due 2030 (the “Convertible Notes”) and each holder of the Company’s Series A Convertible Perpetual Voting Preferred Stock (the “Series A Preferred Stock”) as of the Record Date will also receive Warrants at the same time and on the same terms as holders of Common Stock, without having to convert such holder’s Convertible Notes or Series A Preferred Stock, as applicable. For purposes of the Warrant Distribution, (a) each such holder of the Convertible Notes will be deemed to hold a number of shares of Common Stock equal to the product of (i) the conversion rate applicable to the Convertible Notes in effect on the Record Date and (ii) the aggregate principal amount (expressed in thousands) of Convertible Notes held by such holder on such date, and (b) each holder of the Series A Preferred Stock will be deemed to hold a number of shares of Common Stock equal to the product of (i) the conversion rate applicable to the Series A Preferred Stocks in effect on the Record Date and (ii) the number of shares of Series A Preferred Stock held by such holder on such date.
The foregoing description is only a summary and is qualified in its entirety by reference to the press release, which is filed as Exhibit 99.1 to this Current Report on Form
8-K
(this “Form
8-K”)
and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
In connection with the press release disclosed above, the Company posted a document containing questions and answers (the “Warrant Q&A”) regarding the Warrant Distribution on the Investor Relations section of the Company’s website. The Warrant Q&A is attached as Exhibit 99.2 to this Form
8-K.
The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
No Offer or Solicitation
This Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the Warrants in the Warrant Distribution has not been registered under the Securities Act, as the distribution of a Warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A shelf registration statement on Form
S-3
(the “Form
S-3”)
relating to the warrants and the underlying common stock has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet been declared effective by the SEC. A prospectus describing the terms of the Warrants and the underlying Common Stock will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock, Convertible Notes and Series A Preferred Stock should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein. We also expect to file a Form
8-A
registration statement.
This Form
8-K
contains a general summary of the Warrants. Please read the warrant agreement relating to the Warrants when it becomes available as it will contain important information about the terms of the Warrants.
Forward Looking Statements
This Form
8-K
and the exhibits attached to this Form
8-K
contain statements which are not historical facts that are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would,”, “could,”, “can,” “should,” “targeting,” “projecting,” “driving,” “future,” “plan,” “predict,” “may” or words of similar meaning and include, but are not limited to, statements regarding the potential benefits of the Warrant Distribution. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. These forward-looking statements speak only as of the date of this document or as of the date to which they refer, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Factors that might cause such differences include, but are not limited to, those discussed in the Company’s Securities and Exchange Commission filings, including the Company’s reports on Forms
10-K
and
10-Q.
The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 28, 2026

99.2	Warrant Q&A dated January 28, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: January 28, 2026	By:	/s/ Flor M. Colón
Name: Flor M. Colón
Title: Secretary

XEROX CORPORATION

Date: January 28, 2026	By:	/s/ Flor M. Colón
Name: Flor M. Colón
Title: Secretary

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